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                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Forms S-3 (File No. 333-20991 and File No. 333-20999) and Form S-8 (File No. 333-14243).


                                       ARTHUR ANDERSEN LLP


Philadelphia, PA
March 24, 1997